Intangible assets and property, plant and equipment	6 Months Ended
Jun. 30, 2024
Intangible assets and property, plant and equipment
Intangible assets and property, plant and equipment

8.     Intangible assets and property, plant and equipment

		Property,
	Intangible	plant and
	assets	equipment
	$'m	$'m
Net book value at January 1, 2024	1,382	2,628
Additions	10	102
Disposals	—	(1)
Charge for the period	(73)	(149)
Foreign exchange	(24)	(23)
Net book value at June 30, 2024	1,295	2,557

In February 2023, the Group completed the acquisition of a majority share in NOMOQ AG (“NOMOQ”), a startup digital can printer based in Zurich, Switzerland, for a consideration of €15 million. Net of €15 million cash acquired; the transaction did not result in a cash outflow for the Group. These unaudited consolidated interim financial statements include management’s completed allocation of the fair values of assets acquired and liabilities assumed.

At June 30, 2024, the carrying amount of goodwill included within intangible assets was $982 million (December 31, 2023: $999 million).

At June 30, 2024, the carrying amount of the right-of-use assets included within property, plant and equipment was $403 million (December 31, 2023: $412 million).

The Group recognized a depreciation charge of $149 million in the six months ended June 30, 2024 (2023: $128 million), of which $43 million (2023: $32 million) relates to right-of-use assets.

Impairment test for goodwill

Goodwill is not subject to amortization and is tested annually for impairment following the approval of the annual budget (normally at the end of the financial year), or more frequently if events or changes in circumstances indicate a potential impairment.

Management has considered whether any impairment indicators existed at the reporting date, and has concluded that the carrying amount of the goodwill is fully recoverable as at June 30, 2024.